                                                                     Exhibit 8


                                              STENA AB

                                    Subsidiary List 2004-12-31                                          Page 1/7

                                                                           Jurisdiction of
                                                                            Incorparation
                                                                           or Organization
                                                                           ---------------

STENA REDERI AB                                                                Sweden
ORONDO LTD                                                                     Ireland
STENA BULK AB                                                                  Sweden
STENA TANKER MANAGEMENT (BERMUDA) LTD                                          Bermuda
CLEAN SEA HB                                                                   Sweden
CLEAN COAST HB                                                                 Sweden
STENA SHIPPING AB                                                              Sweden
AB STENA FINANS                                                                Sweden
STENA RORO AB                                                                  Sweden
STENA ADACTUM AB                                                               Sweden
NORTERN MARINE MANAGEMENT SWEDEN AB                                            Sweden            *
STENA DON AB                                                                   Sweden
STENA DON A/S                                                                  Norway
STENA DON LLC                                                                Isle of Man

S-INVEST MANAGEMENT I GOTEBORG AB                                              Sweden            *
S-INVEST BUTIKS AB                                                             Sweden            *
S-INVEST FASTIGHETS AB                                                         Sweden            *
S-INVEST FASTIGHETS KB I GOTEBORG                                              Sweden            *
S-INVEST FASTIGHETS KB I KARLSTAD                                              Sweden            *
S-INVEST FASTIGHETS KB I SVERIGE                                               Sweden            *
S-INVEST FASTIGHETS KB I VANERSBORG                                            Sweden            *
S-INVEST FASTIGHETS KB PA BACKAPLAN                                            Sweden            *
S-INVEST MANAGEMENT AB                                                         Sweden            *
S-INVEST TRADING AB                                                            Sweden            *
BLOMSTERLANDET ARENDAL AB                                                      Sweden            *
BLOMSTERLANDET I ALINGSAS AB                                                   Sweden            *
BLOMSTERLANDET I BORAS AB                                                      Sweden            *
BLOMSTERLANDET I GARDSTEN AB                                                   Sweden            *
BLOMSTERLANDET I GOTEBORG AB                                                   Sweden            *
BLOMSTERLANDET I HALMSTAD AB                                                   Sweden            *
BLOMSTERLANDET I JONKOPING AB                                                  Sweden            *
BLOMSTERLANDET I KARLSKRONA AB                                                 Sweden            *
BLOMSTERLANDET I LINKOPING AB                                                  Sweden            *
BLOMSTERLANDET I NORRKOPING AB                                                 Sweden            *
BLOMSTERLANDET I PARTILLE AB                                                   Sweden            *
BLOMSTERLANDET I SKOVDE AB                                                     Sweden            *
BLOMSTERLANDET I SMALAND AB                                                    Sweden            *
BLOMSTERLANDET I STOCKHOLM AB UB                                               Sweden            *
BLOMSTERLANDET I VARBERG AB                                                    Sweden            *
BLOMSTERLANDET I VANERSBORG AB                                                 Sweden            *
BLOMSTERLANDET I VAXJO AB                                                      Sweden            *
BLOMSTERLANDET MALARDALEN AB                                                   Sweden            *
MAGNINVEST AB                                                                  Sweden            *


*                       NEW (OR RENAMED) IN 2004



                                    STENA AB

                           Subsidiary List 2004-12-31                                                     Page 2/7

STENA FASTIGHETER AB                                                           Sweden
STENA FASTIGHETER NACKA AB                                                     Sweden
STENA FASTIGHETER STOCKHOLM AB                                                 Sweden
STENA FASTIGHETER HANINGE KB                                                   Sweden
STENA FASTIGHETER MALMO AB                                                     Sweden
FASTIGHETS AB MALMOHUS                                                         Sweden
STENA BOSTADS AB                                                               Sweden
MALMO PARKERINGSHUS AB                                                         Sweden
KB DAVID 19, 20 & 29                                                           Sweden
KB HILLEROD 12                                                                 Sweden
KB HERMODSDAL FASTIGHETER                                                      Sweden
KB INGELSTAD 8                                                                 Sweden
KB NYBORG 22                                                                   Sweden
KB SOLBACKEN 13                                                                Sweden
KB DROTTNINGGATAN 78                                                           Sweden
KB BRONSYXAN 16                                                                Sweden
KB SADELKNAPPEN 1                                                              Sweden
KB LINDANGEN FASTIGHETER                                                       Sweden
FASTIGHETS AB RONNEBO                                                          Sweden
FASTIGHETS AB NIMBO                                                            Sweden
STENA FASTIGHETER GOTEBORG AB                                                  Sweden
KB UGGLUM 14                                                                   Sweden
KB LINKARVEN 6                                                                 Sweden
FLATAS BYGGNADS AB                                                             Sweden
AB PEGUN                                                                       Sweden
KB NEDERGARDEN 21                                                              Sweden
KB NEDERGARDEN 22, 23                                                          Sweden
KB PILEGARDEN 2 & 3                                                            Sweden
KB DATAVAGEN 2                                                                 Sweden
KB BACKA 110                                                                   Sweden
HB RORTANGEN 10                                                                Sweden
KB GULLBERGSVASS 511                                                           Sweden
STENA KOG-FASTIGHETER KB                                                       Sweden


*                       NEW (OR RENAMED) IN 2004



                                                STENA AB

                                       Subsidiary List 2004-12-31                                      Page 3/7

STENA FASTIGHETSFORVALTNING AB                                                 Sweden
BOSTADS AB DROTT                                                               Sweden            *
DROTT BOSTADSFORVALTNING AB                                                    Sweden            *
BOSTADS AB DROTT OST                                                           Sweden            *
SKARPNACKS JUBILEUMSBOSTADER HB                                                Sweden            *
FASTIGHETSBOLAGET BARDUNEN HB                                                  Sweden            *
DROTT VASTBERGA HOLDING KB                                                     Sweden            *
DROTT VASTBERGA KB                                                             Sweden            *
WAHRENBERG 10 HB                                                               Sweden            *
DROTT STOCKSUNDET AB                                                           Sweden            *
DROTT EXPLOATERINGS AB NORR                                                    Sweden            *
FASTIGHETS AB 7035 I STOCKHOLM                                                 Sweden            *
DROTT EXPLOATERINGS AB I HANINGE                                               Sweden            *
DROTT FASTIGHETER I KARLSKRONA HB                                              Sweden            *
FASTIGHETSBOLAGET ADRA KVARN I STOCKHOLM                                       Sweden            *
FASTIGHETSBOLAGET MONTEBELLO 3 I STOCKHOLM KB                                  Sweden            *
BOSTADS AB DROTT VAST                                                          Sweden            *
FASTIGHETS AB MAJANG                                                           Sweden            *
KBET VEGABYGGEN 6                                                              Sweden            *
DROTT SLATTA DAMM AB                                                           Sweden            *
DROTT SMYCKEPARKEN AB                                                          Sweden            *
DROTT EXPLOATERING I UPPLANDS BRO AB                                           Sweden            *
BOSTADS AB DROTT NORD                                                          Sweden            *
BOSTADS AB DROTT SYD                                                           Sweden            *
KBET HOGANAS 38:47                                                             Sweden            *
DROTT RAGNE AB                                                                 Sweden            *
DROTT MALMO AB                                                                 Sweden            *
HBET DROTT DROTT GUSTAF                                                        Sweden            *
DROTT SLOTTSTADEN AB                                                           Sweden            *
BOSTADSBYGGARNA DROTT-BESQAB HB                                                Sweden            *


*                       NEW (OR RENAMED) IN 2004



                                                STENA AB

                                       Subsidiary List 2004-12-31                                       Page 4/7
                                                                           Jurisdiction of
                                                                            Incorparation
                                                                           or Organization
                                                                           ---------------

STENA INTERNATIONAL BV                                                     The Netherlands
STENA TRUST BV                                                             The Netherlands
STENA FINANCE BV                                                           The Netherlands
STENA REALTY BV                                                            The Netherlands
CAIRN POINT BV                                                             The Netherlands
STENA AIRPORT REAL ESTATE BV                                               The Netherlands
STENA DON BV                                                               The Netherlands
STENA MANAGEMENT B.V.                                                      The Netherlands
STENA TREASURY B.V.                                                        The Netherlands
NORTHERN MARINE MANAGEMENT BV                                              The Netherlands

STENA PROPERTY BV                                                          The Netherlands
HUMMER AMSTERDAM BV                                                        The Netherlands
UNDEN INVEST BV                                                            The Netherlands
MUNDELHEIMERWEG BV                                                         The Netherlands
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO
EVAEM PROBE BV                                                             The Netherlands
STENA PROPERTY SA                                                            Luxembourg
STENA BURO SARL                                                                France
STENA PHT SARL                                                                 France
STENA LES DEUX ARTS SARL                                                       France            *
AKROFY INVESTMENT BV                                                       The Netherlands
 MUNDELHEIMERWEG KG                                                            Germany
VERHUISTAEK BV                                                             The Netherlands
SCHIESSTRASSE KG                                                               Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO

MARKTHALLE WINKELS HOLDING BV                                              The Netherlands
MARKTHALLEN GMBH                                                               Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH                                             Germany
SCAN-PORT GMBH HAFENANLAGEN                                                    Germany
EURO-PORT A/S                                                                  Denmark


*                       NEW (OR RENAMED) IN 2004



                                                STENA AB

                                       Subsidiary List 2004-12-31                                       Page 5/7
                                                                           Jurisdiction of
                                                                            Incorparation
                                                                           or Organization
                                                                           ---------------

STENA (UK) LTD                                                              Great Britain
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD                                    Great Britain
NORTHERN OCEANICS LTD                                                       Great Britain
STENA FINANCE (UK) LTD                                                      Great Britain

NORTHERN MARINE MANAGEMENT LTD                                              Great Britain
SWECAL LTD                                                                  Great Britain
TRITEC MARINE CONSULTANT LTD                                                Great Britain
MERIDIEN SHIPPING SERVICES PTE LTD                                            Singapore
VIKING MARINE MANAGEMENT PTE LTD                                              Singapore
STENA TECHNICAL SERVICES PTE LTD                                              Singapore          *
STENA DRILLING PTE LTD                                                        Singapore
NORTHERN MARINE MANAGEMENT (INDIA) PRIVATE LTD                                  India
NMM USA LLC                                                                      USA             *
SKYE HOLDINGS LTD                                                              Bermuda           *

STENA FERRIES LTD                                                           Great Britain
STENA ROPAX LTD                                                             Great Britain
STENA NORTH SEA LTD LTD                                                     Great Britain
STENA EXPLORER LTD                                                         The Netherlands       *
STENA VOYAGER LTD                                                          The Netherlands       *

STENA DRILLING HOLDINGS LTD                                                 Great Britain
STENA DRILLING LTD                                                          Great Britain
STENA HSD LTD                                                               Great Britain
STENA SUBSEA LEASING LTD                                                    Great Britain        *
HOULDER MARINE SERVICES (HONG KONG) LTD                                       Hong-Kong
STENLOYAL LTD                                                               Great Britain
STENA RIG CHARTERING LTD                                                    Great Britain        *

STENA BULK LTD                                                              Great Britain
STENTEX LLC                                                                 United States
STENTEX UK LTD                                                              Great Britain


*                       NEW (OR RENAMED) IN 2004



                                                STENA AB

                                       Subsidiary List 2004-12-31                                      Page 6/7
                                                                           Jurisdiction of
                                                                            Incorparation
                                                                           or Organization
                                                                           ---------------

STENA (LUXEMBOURG) SARL                                                      Luxembourg          *
STENA (SWITZERLAND) AG                                                       Switzerland         *

STENA MARITIME AG                                                            Switzerland
OCEANSPIRIT LTD                                                                Bermuda
OCEANSONG LTD                                                                  Bermuda
OCEANSWIFT LTD                                                                 Bermuda
OCEANSYMPHONY LTD                                                              Bermuda
AFRAMAX I LTD                                                                  Bermuda
AFRAMAX II LTD                                                                 Bermuda
PANISLAND LTD                                                                  Bermuda
PANOCEAN LTD                                                                   Bermuda
PANVISION LTD                                                                  Bermuda
PANVICTORY LTD                                                                 Bermuda
STENA DON LTD                                                                  Bermuda
STENA TAY LTD                                                                  Bermuda
GLOBAL NAVIGATION LTD                                                          Bermuda
STENA FLORIDA LINE LTD                                                         Bermuda
FREEHAVEN LTD                                                                  Bermuda
STENA BERMUDA LINE LTD                                                         Bermuda           *
STENA HSS I AG                                                               Switzerland
STENA HSS II AG                                                              Switzerland
STENA MARITIME (FRANCE) SAS                                                    France

STENA FINANZVERWALTUNGS AG                                                   Switzerland
STENA INSURANCE AG                                                           Switzerland         *
STENA BULK AG                                                                Switzerland
STENA INVESTMENT LTD                                                           Bermuda


*                       NEW (OR RENAMED) IN 2004



                                                STENA AB

                                       Subsidiary List 2004-12-31                                     Page 7/7
                                                                           Jurisdiction of
                                                                            Incorparation
                                                                           or Organization
                                                                           ---------------

STENA LINE HOLDING BV                                                      The Netherlands
ROXEN GMBH                                                                     Germany
STENA LINE SCANDINAVIA AB                                                      Sweden
STENA LINE IT SERVICES AB                                                      Sweden
STENA LINE SWEDEN AB                                                           Sweden
STENA LINE TREASURY AB                                                         Sweden
SUNDSSERVICE AB                                                                Sweden
SCANDLINES AB                                                                  Sweden
SCANDLINES SVERIGE AB                                                          Sweden
STENA LINE DENMARK A/S                                                         Denmark           *
STENA LINE SERVICES ApS                                                        Denmark           *
STENA LINE NORGE A/S                                                           Norway
STENA REEDEREI GMBH                                                            Germany
STENA LINE FERRIES BV                                                      The Netherlands
STENA LINE BV                                                              The Netherlands
STENA LINE STEVEDORING HOLLAND BV                                          The Netherlands
BURO SCANDINAVIA BV                                                        The Netherlands
STENA LINE SHIPHOLDING BV                                                  The Netherlands
STENA LINE SHIPS BV                                                        The Netherlands
SAIL2SAVE BV                                                               The Netherlands       *
STENA LINE (UK) LTD                                                         Great Britain
STENA LINE IT SERVICES LTD                                                  Great Britain
STENA LINE LTD                                                              Great Britain
STENA LINE PORTS LTD                                                        Great Britain
STENA LINE MANNING SERVICES LTD                                             Great Britain
STENA LINE HOLIDAYS LTD                                                     Great Britain
STENA LINE DISTRIBUTION (HOLDINGS) LTD                                      Great Britain
STENA LINE DISTRIBUTION LTD                                                 Great Britain
STENA LINE NOMINEES LTD                                                     Great Britain
STENA LINE SCOTLAND LTD                                                     Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD                                      Great Britain
INVICTA MARINE MANNING LTD                                                  Great Britain
STENA LINE CAIRNRYAN LTD                                                    Great Britain
STENA LINE (IRISH SEA) LTD                                                  Great Britain        *
STENA LINE (NORTH SEA) LTD                                                  Great Britain        *
STENA LINE NORTH SEA PTE LTD                                                  Singapore          *
STENA LINE PTE LTD                                                            Singapore
STENA LINE POLSKA SP                                                           Poland
LION FERRY CARGO SP                                                            Poland


*                       NEW (OR RENAMED) IN 2004